UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2010
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (e)  Award Agreements

On February 11, 2010, the Compensation Committee of the Board of Directors of the Company approved the form of award agreements listed below, which are attached to this Form 8-K as the respective exhibit indicates, for all awards to be issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

o
Restricted Stock Unit Award Notice and Agreement for U.S. Participants for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.1 hereof)

o
Restricted Stock Unit Award Notice and Agreement for International Participants (excluding France) for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.2 hereof)

o
Restricted Stock Unit Award Notice and Agreement for Participants in France for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.3 hereof)

o	Restricted Stock Unit Award Notice and Agreement for all Participants (excluding France) for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.4 hereof)

o	Restricted Stock Unit Award Notice and Agreement for Participants in France for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.5 hereof)

o
Stock Option Grant Notice and Agreement for use in connection with both incentive and non-qualified stock options granted under the Company’s Amended and Restated 2000 Stock Incentive Plan. (Exhibit 10.6 hereof)

On February 11, 2010, the Board of Directors of the Company approved the form of  Change in Control Severance Agreement for Executive Officers, which is attached to this Form 8-K as Exhibit 10.7.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1
Form of Restricted Stock Unit Award Notice and Agreement for U.S. Participants for use in connection with the Company’s Long-Term Performance Plan (LTPP) and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.2
Form of Restricted Stock Unit Award Notice and Agreement for International Participants (excluding France) for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.3
Form of Restricted Stock Unit Award Notice and Agreement for Participants in France for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.4	Form of Restricted Stock Unit Award Notice and Agreement for all Participants (excluding France) for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.5	Form of Restricted Stock Unit Award Notice and Agreement for Participants in France for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.6	Form of Stock Option Grant Notice and Agreement for use in connection with both incentive and non-qualified stock options granted under the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.7	Form of Change in Control Severance Agreement for Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

Dated:  February 18, 2010                                                                           By: /s/ Steven M. Helmbrecht
Steven M. Helmbrecht
Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Form of Restricted Stock Unit Award Notice and Agreement for U.S. Participants for use in connection with the Company’s Long-Term Performance Plan (LTPP) and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.2
Form of Restricted Stock Unit Award Notice and Agreement for International Participants (excluding France) for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.3
Form of Restricted Stock Unit Award Notice and Agreement for Participants in France for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan.

10.4	Form of Restricted Stock Unit Award Notice and Agreement for all Participants (excluding France) for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.5	Form of Restricted Stock Unit Award Notice and Agreement for Participants in France for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.6	Form of Stock Option Grant Notice and Agreement for use in connection with both incentive and non-qualified stock options granted under the Company’s Amended and Restated 2000 Stock Incentive Plan.
10.7	Form of Change in Control Severance Agreement for Executive Officers.